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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       JANUARY 31, 1997
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                         FLORIDA PANTHERS HOLDINGS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       FLORIDA                    0-21435               65-0676005
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(STATE OR OTHER JURISDICTION      (COMMISSION           (IRS EMPLOYER
OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)



    100 NORTHEAST THIRD AVENUE, SECOND FLOOR, FORT LAUDERDALE, FLORIDA 33301
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


Registrant's telephone number, including area code      (954) 768-1900
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          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On January 31, 1997, Florida Panthers Holdings, Inc. (the "Company"), through its wholly-owned subsidiary, Florida Panthers Ice Ventures, Inc., a Florida corporation ("FPIVI"), (i) acquired from Iceland (Coral Springs) Corp., a Delaware corporation ("Iceland"), Iceland Holdings, Inc., a Delaware corporation ("IHI"), and Brian Brisbin ("Brisbin") pursuant to that certain Asset Purchase Agreement, dated as of January 18, 1997 (the "Asset Purchase Agreement"), by and among FPIVI, Iceland, IHI and Brisbin certain assets (the "Assets") relating to the business (the "Business") of owning and operating a twin-pad ice rink facility located at Coral Springs, Florida (the "Coral Springs Facility") in exchange for the assumption by the Company of approximately $8 million in debt; (ii) acquired from Brisbin Brook Beynon, Architects
("BBBA") and Brisbin pursuant to that certain Asset Purchase Agreement, dated as of January 18, 1997, by and among FPIVI, BBBA and Brisbin the architectural designs and concepts (collectively, "Architectural Designs") utilized in the construction of the Coral Springs Facility for $1 million in cash; and (iii) acquired from Brisbin pursuant to that certain Asset Purchase Agreement, dated as of January 18, 1997, by and between FPIVI and Brisbin the rights to certain twin-pad ice rink facility sites located throughout Florida (the
"Predevelopment Rights") and certain trademarks (the "Trademarks") relating to the Business in exchange for 212,766 shares (the "Shares") of the Company's Class A common stock, par value $.01 per share (the "Class A Common Stock").
The Shares were derived by dividing (a) $5 million by (b) the average closing sale price of a share of Class A Common Stock as quoted on The Nasdaq Stock Market ("Nasdaq") for the three consecutive trading days preceding January 18, 1997. The aggregate purchase price (the "Purchase Price") relating to the acquisition of the Assets, Architectural Designs, Predevelopment Rights and Trademarks was determined by the Company's Board of Directors based upon the projected performance of the Coral Springs Facility and potential future growth of the Business, and the cash portion of the Purchase Price was paid from the Company's capital reserves.

         The Assets acquired pursuant to the Asset Purchase Agreement included, among other things, (i) rights, title and interest in and to the Coral Springs Facility; (ii) the furnishing, fixtures and equipment relating to the Business or located at the Coral Springs Facility; (iii) rights, title and interest in and to all of the lease, license, service, supply, concession, advertising, sponsorship and maintenance contracts or agreements related to the Business;
(iv) rights and interests in and to bank accounts, cash and cash equivalents, and accounts and notes receivable; and (v) rights, title and interest in and to the inventory from food and beverage or non-consumable concessions operations at the Coral Springs Facility. For the foreseeable future, the Company intends to utilize the Assets in connection with the operations of the Business.

         In addition, pursuant to the Asset Purchase Agreement, Iceland and IHI assigned to FPIVI all of their rights, title and interest in and to that certain Concession Agreement, dated as of April 4, 1995, as amended (the "Concession Agreement"), by and between the City of Coral Springs, Florida and Can Am Investment Group, Inc. relating to the design, development, construction and operation of the Coral Springs Facility. The initial term of the Concession Agreement is for a period of 49 years which may be extended for an additional 50 year period. Under the Concession Agreement,


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the Company is liable for annual rent up to $75,000 for the first five year period, $85,000 for the second five year period, $125,000 for the third five year period and $150,000 of the fourth five year period. Thereafter, the Company will pay an annual rent of 5.5% of the gross receipts derived from the Coral Springs Facility. The Concession Agreement may only be terminated upon an event of default by the City of Coral Springs, and, upon such termination, capital improvements made to the Coral Springs Facility shall become the property of the City of Coral Springs.

         The foregoing is a summary of certain information contained in the agreements referenced herein. Reference is made to the more detailed information contained in such agreements, which are attached hereto as exhibits.



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Financial statements of the business acquired shall be provided pursuant to an Amendment to this Form 8-K.

         (b)      Pro Forma Financial Information.

                  Pro forma financial information shall be provided pursuant to an Amendment to this Form 8-K.

         (c)      Exhibits.




       Exhibit No.                           Description
       -----------                           -----------
         10.11      Asset Purchase Agreement, dated as of
                    January 18, 1997, by and among Florida Panthers
                    Ice Ventures, Inc., Iceland (Coral Springs) Corp.,
                    Iceland Holdings, Inc. and Brian Brisbin.

         10.12      Asset Purchase Agreement, dated as of
                    January 18, 1997, by and among Florida Panthers
                    Ice Ventures, Inc., Brisbin Brook Beynon,
                    Architects and Brian Brisbin.

         10.13      Asset Purchase Agreement, dated as of
                    January 18, 1997, by and among Florida Panthers
                    Ice Ventures, Inc. and Brian Brisbin.

         10.14      Concession Agreement, dated as of April 4,
                    1995, as amended, by and between City of Coral Springs, Florida and Can Am Investment
                    Group, Inc.

         10.15 Assignment of Concession Agreement, dated as of January 31, 1997, by and between Coral
                    Springs Ice, Ltd. and Florida Panthers Holdings,
                    Inc.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 18, 1997                            FLORIDA PANTHERS HOLDINGS, INC.


                                             By:  /s/ Steven M. Dauria
                                                 ----------------------------
                                                  Steven M. Dauria
                                                  Vice President



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